SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.      )

Filed by the Registrant  ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule

14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting material Pursuant to Rule 14a-12

MEDIA GENERAL, INC.

(Name of Registrant as Specified In Its Charter)

HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)	Title of each class of securities to which transaction applies: ________________________________
	2)	Aggregate number of securities to which transaction applies: _______________________________
3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(Set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________________________________________________________

	4)	Proposed maximum aggregate value of transaction: _______________________________________
	5)	Total fee paid: __________________________________________________________________
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid: __________________________________________________________
	2)	Form, Schedule or Registration Statement No.:___________________________________________
	3)	Filing Party: ____________________________________________________________________
	4)	Date Filed: _____________________________________________________________________

PRELIMINARY COPY

SUBJECT TO COMPLETION, DATED MARCH 7, 2008

Harbinger Capital Partners Master Fund I, Ltd. c/o International Fund Services (Ireland) Limited Third Floor, Bishop’s Square Redmond’s Hill, Dublin 2, Ireland	Harbinger Capital Partners Special Situations Fund, L.P. 555 Madison Avenue, 16th Floor New York, New York 10022
[	], 2008

Dear Fellow Stockholders:

Harbinger Capital Partners Master Fund I, Ltd., an exempted company organized under the laws of the Cayman Islands (the “Master Fund”), and Harbinger Capital Partners Special Situations Fund, L.P., a limited partnership formed under the laws of Delaware (the “Special Fund” and, together with the Master Fund, “Harbinger”), are the beneficial owners of an aggregate of 4,058,454 shares of Class A common stock, par value $5.00 per share (“Class A Stock”), of Media General, Inc., a Virginia corporation (the “Company” or “Media General”), representing approximately 18.2% of the issued and outstanding shares of Class A Stock as of February 3, 2008 (based on the information disclosed in the Company’s annual report filed on Form 10-K for the year ended December 30, 2007 with the Securities and Exchange Commission). Harbinger does not believe that the current board of directors of the Company is acting in the best interests of the Company’s stockholders and, therefore, Harbinger and certain of its affiliates and associates are seeking your support at the upcoming 2008 Annual Meeting of stockholders, which is scheduled to be held on Thursday, April 24, 2008, including any adjournments or postponements thereof and any special meeting that may be called in lieu thereof (the “2008 Annual Meeting”), to take the following actions:

(1)   To elect Eugene I. Davis, F. Jack Liebau, Jr. and J. Daniel Sullivan (collectively the “Harbinger Nominees”) to serve as the three Class A directors on the Company’s board of directors; and

(2)   To vote in their discretion on such other matters as may properly come before the 2008 Annual Meeting for approval by Class A stockholders.

The attached proxy statement and form of GREEN proxy card are first being furnished to the Class A stockholders of the Company on or about [                ], 2008.

Harbinger and certain of its affiliates and associates are soliciting proxies of Class A stockholders pursuant to this proxy statement to elect Eugene I. Davis, F. Jack Liebau, Jr. and J. Daniel Sullivan as Class A directors and to vote in their discretion on all other matters as may properly come before the 2008 Annual Meeting for approval by the Class A stockholders. Harbinger is not soliciting proxies from the holders of the Company’s Class B stock, par value $5.00 per share (“Class B Stock”). The Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) provide for Class A stockholders voting separately as a class to elect 30% of the Company’s board of directors (or the nearest whole number if such percentage is not a whole number) and for the holders of the Class B Stock voting separately as a class to elect the balance of the Company’s board of directors. Accordingly, of the nine directors to be elected at the 2008 Annual Meeting, three will be Class A directors to be elected by the Class A stockholders voting separately as a class, and six will be Class B directors to be elected by the Class B stockholders voting separately as a class. According to the Articles of Incorporation, the Class B stockholders have the sole right to vote on all other matters submitted for a vote of stockholders, except as required by law and except with respect to limited matters specifically set forth in the Articles of Incorporation.

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Messrs. Davis, Liebau and Sullivan are each committed to acting in the best interest of the Company’s stockholders and each has consented to being named in the attached proxy statement and, if elected, to serve as a director on the Company’s board of directors. We believe that your voice in the future of Media General can best be expressed through the election of Messrs. Davis, Liebau and Sullivan at the 2008 Annual Meeting.

ACCORDINGLY, HARBINGER URGES YOU TO CAREFULLY CONSIDER THE INFORMATION CONTAINED IN THE ATTACHED PROXY STATEMENT AND THEN SUPPORT HARBINGER’S EFFORTS BY USING THE GREEN PROXY CARD TODAY TO VOTE “FOR” THE ELECTION OF EACH OF THE HARBINGER NOMINEES AND TO GRANT DISCRETIONARY AUTHORITY TO THE PROXY HOLDERS TO VOTE ON ALL MATTERS AS MAY PROPERLY COME BEFORE THE 2008 ANNUAL MEETING FOR APPROVAL BY THE CLASS A STOCKHOLDERS.

IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE FOR THE 2008 ANNUAL MEETING, ONLY IT CAN VOTE SUCH SHARES. ACCORDINGLY, PLEASE VOTE YOUR SHARES ACCORDING TO THE VOTING INSTRUCTIONS PROVIDED BY YOUR NOMINEE OR CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO VOTE ON YOUR BEHALF USING THE GREEN PROXY CARD AS SOON AS POSSIBLE.

IMPORTANT

WE URGE YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY THE COMPANY WITH RESPECT TO THE SOLICITATION OF CLASS A STOCK. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PROXY BEFORE IT IS VOTED AT THE MEETING BY: SUBMITTING A REVOCATION LETTER WITH A LATER DATE THAN YOUR PROXY CARD; DELIVERING A SECOND SIGNED PROXY CARD DATED LATER THAN THE FIRST SIGNED PROXY CARD; VOTING AT A LATER TIME BY TELEPHONE OR THE INTERNET; OR ATTENDING THE 2008 ANNUAL MEETING AND VOTING IN PERSON. YOU SHOULD SEND ANY NOTICE OF REVOCATION TO THE CORPORATE SECRETARY OF THE COMPANY AT THE COMPANY’S EXECUTIVE OFFICES LOCATED AT 333 EAST FRANKLIN STREET, RICHMOND, VIRGINIA 23219. SEE “QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION” IN THE ATTACHED PROXY STATEMENT.

If you have any questions or require any assistance with your vote, please contact:

INNISFREE M&A INCORPORATED

CALL TOLL FREE: (888)  750-5834

OR

BANKS AND BROKERS CALL COLLECT: (212)  750-5833

Only holders of record of the Class A Stock or Class B Stock as of the close of business on February 29, 2008, the record date set by the Company’s board of directors with respect to the 2008 Annual Meeting (the “Record Date”), are entitled to notice of, and to attend and to vote at, the 2008 Annual Meeting. Class A stockholders will vote separately as a class to elect 30% of the Company’s board of directors (or the nearest whole number if such percentage is not a whole number). Class B stockholders will vote separately as a class to elect the balance of the Company’s board of directors. Accordingly, of the nine directors to be elected at the 2008 Annual Meeting, three will be Class A directors to be elected by the Class A stockholders voting separately as a class, and six will be Class B directors to be elected by the Class B stockholders voting separately as a class. The Amended and Restated By-laws of the Company (the “By-laws”) provide that in the election of each class of directors, those receiving the greatest number of votes of each class of stockholders entitled to vote for such directors shall be elected. Class A stockholders of record at the close of business on the Record Date will be entitled to one vote for the election of each of the three Class A directors at the 2008 Annual Meeting for each share of Class A Stock held by such stockholder on the Record Date. Class B stockholders of record at the close of business on the Record Date will be entitled to one vote for the election of each of the six Class B directors at the 2008 Annual Meeting for each share of Class B Stock held by such stockholder on the Record Date. Consistent with the voting rights of the Class A stockholders under the Articles of Incorporation, the proxy solicitation described in the attached proxy statement is being furnished to the Class A stockholders only and you are requested to furnish the undersigned with the GREEN

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proxy card to vote “FOR” the election of each of the Harbinger Nominees and to grant discretionary authority to the proxy holders to vote on all matters as may properly come before the 2008 Annual Meeting for approval by the Class A stockholders.

YOUR VOTE IS IMPORTANT, NO MATTER HOW FEW SHARES YOU OWN. HARBINGER URGES YOU TO SIGN, DATE, AND RETURN THE ENCLOSED GREEN PROXY CARD TODAY TO VOTE FOR THE ELECTION OF THE HARBINGER NOMINEES.

Thank you for your support.

HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.

Page iii

PRELIMINARY COPY

SUBJECT TO COMPLETION, DATED MARCH 7, 2008

PROXY STATEMENT

OF

HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.,

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.,

HARBINGER CAPITAL PARTNERS OFFSHORE MANAGER, L.L.C.,

HMC INVESTORS, L.L.C.,

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS GP, LLC,

HMC – NEW YORK, INC.,

HARBERT MANAGEMENT CORPORATION,

PHILIP FALCONE,

RAYMOND J. HARBERT,

MICHAEL D. LUCE,

EUGENE I. DAVIS,

F. JACK LIEBAU, JR.,

AND

J. DANIEL SULLIVAN

_______________________________

2008 ANNUAL MEETING OF STOCKHOLDERS

OF

MEDIA GENERAL, INC.

_______________________________

This proxy statement and the enclosed GREEN proxy card are being furnished to you, the Class A stockholders of Media General, Inc., a Virginia corporation (the “Company” or “Media General”), by Harbinger Capital Partners Master Fund I, Ltd., an exempted company organized under the laws of the Cayman Islands (the “Master Fund”), and Harbinger Capital Partners Special Situations Fund, L.P., a limited partnership formed under the laws of Delaware (the “Special Fund” and, together with the Master Fund, “Harbinger”), each a stockholder of record of the Company, in connection with the solicitation of proxies from the Company’s Class A stockholders to be used at the 2008 Annual Meeting of stockholders, including any adjournments or postponements thereof and any special meeting that may be called in lieu thereof (the “2008 Annual Meeting”). The 2008 Annual Meeting is scheduled to be held on Thursday, April 24, 2008 at 11:00 a.m., Eastern Time, at the Richmond Newspapers Production Facility, 8460 Times-Dispatch Boulevard (a right turn off U.S. 301, just north of its intersection with I-295), Mechanicsville, Virginia. The principal executive offices of the Company are located at 333 East Franklin Street, Richmond, Virginia 23219 (Telephone: (804) 649-6000).

This proxy statement and the form of GREEN proxy card are first being furnished to the Company’s Class A stockholders on or about [                ], 2008. Stockholders who are record holders of Class A common stock, par value $5.00 per share (“Class A Stock”), of the Company, or Class B common stock, par value $5.00 per share (“Class B Stock”), of the Company, at the close of business on February 29, 2008, the record date set by the Company’s board of directors with respect to the 2008 Annual Meeting (the “Record Date”), will be entitled to vote at the 2008 Annual Meeting. According to the Company’s annual report filed on Form 10-K for the year ended December 30, 2007 with the Securities and Exchange Commission as of February 3, 2008 there were 22,301,600 shares of Class A stock issued and outstanding. For the number of shares of Class A Stock issued and outstanding as of the Record Date and entitled to vote at the 2008 Annual Meeting, please see the Company’s definitive proxy statement when filed with the Securities and Exchange Commission.

Harbinger and certain of its affiliates and associates are soliciting proxies of Class A stockholders only pursuant to this proxy statement to elect the Harbinger Nominees (as defined below) as Class A directors and to vote in their discretion on all other matters as may properly come before the 2008 Annual Meeting for approval by the Class A stockholders. Harbinger is not soliciting proxies of Class B stockholders with respect to any of the matters which the Class B stockholders are entitled to vote on at the 2008 Annual Meeting. The Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) provide for Class A stockholders voting separately as a class to elect 30% of the Company’s board of directors (or the nearest whole number if such percentage is not a whole number) and for the holders of the Class B Stock voting separately as a class to elect the balance of the Company’s board of directors. Accordingly, of the nine directors to be elected at the 2008 Annual Meeting, three will be Class A directors to be elected by the Class A stockholders voting separately as a class, and six will be Class B directors to be elected by the Class B stockholders voting separately as a class. According to the Articles of Incorporation, the Class B stockholders have the sole right to vote on all other matters submitted for a vote of stockholders, except as required by law and except with respect to limited matters specifically set forth in the Articles of Incorporation.

This proxy statement and the enclosed GREEN proxy card are being furnished to the Company’s Class A stockholders by Harbinger and certain of its affiliates and associates in connection with the solicitation of proxies of the holders of Class A Stock for the following:

(1)	To vote “FOR” the election of Eugene I. Davis, F. Jack Liebau, Jr. and J. Daniel Sullivan (the “Harbinger Nominees”) to serve as the three Class A directors on the Company’s board of directors; and
(2)	To grant to the proxy holders discretion to vote on all other matters as may properly come before the 2008 Annual Meeting for approval by Class A stockholders.

THIS SOLICITATION IS BEING MADE BY HARBINGER AND CERTAIN OF ITS AFFILIATES AND ASSOCIATES AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY.

Harbinger is the beneficial owners of 4,058,454 shares of Class A Stock in the aggregate, representing approximately 18.2% of the issued and outstanding shares of Class A Stock as of February 3, 2008 (based on the information disclosed in the Company’s annual report filed on Form 10-K for the year ended December 30, 2007 with the Securities and Exchange Commission). Harbinger is not the beneficial owner of any Class B Stock. Harbinger intends to vote all of its shares of Class A Stock at the 2008 Annual Meeting: (1) “FOR” the election of the Harbinger Nominees as the three Class A directors on the Company’s board of directors, and (2) to grant discretionary authority to the proxy holders to vote on all matters as may properly come before the 2008 Annual Meeting for approval by the Class A stockholders.

The Master Fund is the direct record owner of 1,000 shares of Class A Stock and is the beneficial owner of an additional 2,704,647 shares of Class A Stock held in street name. The Special Fund is the direct record owner of 1,000 shares of Class A Stock and is the beneficial owner of an additional 1,351,807 shares of Class A Stock held in street name. In addition, (i) Harbinger Capital Partners Offshore Manager, L.L.C. (“Harbinger Manager”), the investment manager of the Master Fund, and HMC Investors, L.L.C., the managing member of Harbinger Manager (“HMC Investors”), may be deemed to beneficially own shares of Class A Stock held by the Master Fund, (ii) Harbinger Capital Partners Special Situations GP, LLC, the general partner of the Special Fund (“HCPSS”), and HMC - New York, Inc., the managing member of HCPSS (“HMCNY”), may be deemed to beneficially own shares of Class A Stock held by the Special Fund, and (iii) Harbert Management Corporation (“HMC”), the managing member of HMC Investors and the parent of HMCNY, Philip A. Falcone, a stockholder of HMC and the portfolio manager of the Master Fund and the Special Fund, Raymond J. Harbert, a stockholder of HMC, and Michael D. Luce, a stockholder of HMC (each of the Master Fund, Harbinger Manager, HMC Investors, HMC, Special Fund, HCPSS, HMCNY, Philip A. Falcone, Raymond J. Harbert and Michael D. Luce are collectively referred to herein as the “Harbinger Persons”), may be deemed to beneficially own shares of Class A Stock held by the Master Fund and the Special Fund. Each of Harbinger Manager, HMC Investors, HCPSS, HMCNY, HMC, Mr. Falcone, Mr. Harbert and Mr. Luce disclaim beneficial ownership of the shares of Class A Stock except to the extent of its or his pecuniary interest therein.

Mr. Liebau is the beneficial owner of 1,000 shares of Class A Stock beneficially owned in a joint account by Mr. Liebau and his spouse Carol Liebau. As a result of Mr. Liebau’s nomination for election as a Class A director and the other relationship described herein, Mr. Liebau and the Harbinger Persons may each be deemed to be the beneficial owners of all of the shares of Class A Stock beneficially owned by each of the other Harbinger Persons and Mr. Liebau. Each Harbinger Person and Mr. Liebau disclaim beneficial ownership of such additional shares of Class A Stock except to the extent of its or his pecuniary interest therein.

The solicitation outlined in this proxy statement is being made by Harbinger. The Harbinger Persons and the Harbinger Nominees comprise the participants in the solicitation described in this proxy statement. Information concerning the Harbinger Persons and the Harbinger Nominees is provided in this proxy statement under the headings “BACKGROUND OF THE HARBINGER NOMINEES”, “OTHER INFORMATION ABOUT THE HARBINGER NOMINEES AND HARBINGER” and “ADDITIONAL INFORMATION” and in Annex A to this proxy statement. All information relating to any person other than the Harbinger Nominees or the Harbinger Persons is given only to the knowledge of Harbinger.

[Remainder of Page Intentionally Left Blank]

TABLE OF CONTENTS

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS	5
QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION	6
BACKGROUND TO THE SOLICITATION	11
PROPOSAL 1: ELECTION OF THE HARBINGER NOMINEES AS CLASS A DIRECTORS TO THE COMPANY’S BOARD OF DIRECTORS	14
BACKGROUND OF THE HARBINGER NOMINEES	14
OTHER INFORMATION ABOUT THE HARBINGER NOMINEES AND HARBINGER	17
OTHER MATTERS	20
SOLICITATION OF PROXIES	20
ADDITIONAL INFORMATION	21
ANNEX A INFORMATION CONCERNING THE PARTICIPANTS	A-1

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements. These statements may be identified by the use of forward-looking terminology such as the words “expects,” “intends,” “believes,” “anticipates” and other terms with similar meaning indicating possible future events or actions or potential impact on the business or stockholders of the Company. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, among others, the ability to successfully solicit sufficient proxies to elect the Harbinger Nominees to the Company’s board of directors, the ability of the Harbinger Nominees to influence the Class B directors and the management of the Company and to improve the corporate governance and strategic direction of the Company, and risk factors associated with the business of the Company, as described in the Company’s annual report on Form 10-K for the fiscal year ended December 30, 2007, and in other periodic reports of the Company, which are available at no charge at the website of the Securities and Exchange Commission at http://www.sec.gov. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results.

[Remainder of Page Intentionally Left Blank]

QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION

Why am I being asked to vote?

Harbinger is soliciting proxies of Class A stockholders pursuant to this proxy statement to elect the Harbinger Nominees as Class A directors and to vote in their discretion on all other matters as may properly come before the 2008 Annual Meeting for approval by the Class A stockholders. Harbinger is not soliciting proxies of Class B stockholders for any of the matters which the Class B stockholders are entitled to vote on at the 2008 Annual Meeting. The Articles of Incorporation provide for Class A stockholders voting separately as a class to elect 30% of the Company’s board of directors (or the nearest whole number if such percentage is not a whole number) and for the holders of the Class B Stock voting separately as a class to elect the balance of the Company’s board of directors. Accordingly, of the nine directors to be elected at the 2008 Annual Meeting, three will be Class A directors to be elected by the Class A stockholders voting separately as a class, and six will be Class B directors to be elected by the Class B stockholders voting separately as a class. According to the Articles of Incorporation, the Class B stockholders have the sole right to vote on all other matters submitted for a vote of stockholders, except as required by law and except with respect to limited matters specifically set forth in the Articles of Incorporation.

You are being asked to vote:

(1)

to elect three directors to the Company’s board of directors to serve as the three Class A directors as further described in this proxy statement under the heading “PROPOSAL 1: ELECTION OF THE HARBINGER NOMINEES AS CLASS A DIRECTORS TO THE BOARD OF DIRECTORS” and

(2)

to grant to the proxy holders discretion to vote on all other matters as may properly come before the 2008 Annual Meeting for approval by the Class A stockholders as further described in this proxy statement under the heading “OTHER MATTERS.”

What is the recommendation of Harbinger?

Harbinger recommends you vote using the GREEN proxy card:

(1)	“FOR ” the election of Eugene I. Davis, F. Jack Liebau, Jr. and J. Daniel Sullivan to serve as the three Class A directors on the Company’s board of directors; and
(2)	To grant to the proxy holders discretion to vote on all other matters as may properly come before the 2008 Annual Meeting for approval by the Class A stockholders.

What do I need to do now?

This proxy statement contains important information about Harbinger, the other Harbinger Persons and the Harbinger Nominees. We urge you to read this proxy statement carefully, including its annexes. After carefully reading and considering the information set forth herein, please vote your shares of Class A Stock owned on the Record Date, or provide proper voting instructions with respect to such shares to your broker or other nominee as soon as possible so that your shares will be represented at the 2008 Annual Meeting.

Who may vote for the election of the Class A directors?

Class A stockholders of the Company, as recorded in the Company’s stock register at the close of business on the Record Date, may vote at the 2008 Annual Meeting for the election of three Class A directors to the Company’s board of directors.

The Articles of Incorporation provide for Class A stockholders voting separately as a class to elect 30% of the Company’s board of directors (or the nearest whole number if such percentage is not a whole number) and for the holders of the Class B Stock voting separately as a class to elect the balance of the Company’s board of directors. Accordingly, of the nine directors to be elected at the 2008 Annual Meeting, three will be Class A directors to be elected by the Class A stockholders voting separately as a class, and six will be Class B directors to be elected by the Class B stockholders voting separately as a class. According to the Articles of Incorporation, the Class B stockholders have the sole right to vote on all other matters submitted for a vote of stockholders, except as required by law and except with respect to limited matters specifically set forth in the Articles of Incorporation.

How many shares are outstanding?

According to the Company’s annual report filed on Form 10-K for the year ended December 30, 2007 with the Securities and Exchange Commission as of February 3, 2008, Company shares outstanding consisted of 22,301,600 shares of Class A Stock with one vote per share and 555,992 shares of Class B Stock with one vote per share.

For the number of shares of Class A Stock and Class B Stock issued and outstanding as of the Record Date and entitled to vote at the 2008 Annual Meeting, please see the Company’s definitive proxy statement when filed with the Securities and Exchange Commission.

Who may attend the 2008 Annual Meeting?

All stockholders as of the Record Date may attend the 2008 Annual Meeting. According to the Media General preliminary proxy statement filed with the Securities and Exchanges Commission on February 26, 2008 (“Media General Proxy Statement”), stockholders will be admitted to the 2008 Annual Meeting beginning at 11:00 a.m., Eastern Time on Thursday, April 24, 2008. Stockholders will need to present proof of ownership of Media General stock, such as a bank or brokerage account statement, and a form of personal identification to be admitted to the 2008 Annual Meeting.

How do I Vote?

You can vote in person at the meeting or you can vote by proxy, by telephone, on the Internet or by mail as described below. We recommend that you vote by proxy, even if you plan to attend the 2008 Annual Meeting. Your vote is critical to establish a quorum for the meeting. You can change your vote prior to or, if you are a record holder or have a “legal proxy,” by voting in person at the 2008 Annual Meeting.

How do proxies work?

Harbinger is asking you to appoint Joseph Cleverdon and John McCullough as your proxy holders to vote your shares of Class A Stock at the 2008 Annual Meeting. You make this appointment by voting the enclosed GREEN proxy card or by using one of the voting methods described below. Giving us your proxy means you authorize the proxy holders to vote your shares at the 2008 Annual Meeting, according to the directions you provide. You may vote for all, some, or none of our director candidates.

Unless you indicate otherwise on the GREEN proxy card or through the telephone or Internet voting procedures, you also authorize your proxy holders to vote your shares of Class A Stock in their discretion on any matters not known by Harbinger at the time this Proxy Statement was printed and that, under the Company’s By-Laws, may be properly presented for action by the Class A stockholders at the 2008 Annual Meeting.

What votes are required?

Proposal 1—Election of the Harbinger Nominees to the Company’s Board of Directors

The Articles of Incorporation provide for Class A stockholders voting separately as a class to elect 30% of the Company’s board of directors (or the nearest whole number if such percentage is not a whole number) and for the Class B stockholders voting separately as a class to elect the balance of the Company’s board of directors. Accordingly, of the nine directors to be elected at the 2008 Annual Meeting, three will be Class A directors to be elected by the Class A stockholders voting separately as a class, and six will be Class B directors to be elected by the Class B stockholders voting separately as a class. The By-laws provide that in the election of each class of directors, those receiving the greatest number of votes of each class of stockholders entitled to vote for such directors shall be elected. If you do not wish your shares to be voted for a particular nominee on the enclosed GREEN proxy card, you may withhold your vote as provided on the proxy form or withhold authority as prompted during the telephone or Internet voting instructions. Harbinger recommends that you vote “FOR” the election of each of the Harbinger Nominees for Class A director.

If I vote using the GREEN proxy card, will I have the opportunity to vote for the remaining Class B directors seats on the Company’s board of directors?

The GREEN proxy card will not authorize the proxy holders to vote for any nominees to the Company’s board of directors other than the Harbinger Nominees. However, if you own Class B stock and you chose to attend the 2008 Annual Meeting and vote in person, you may vote for the three Harbinger Nominees as well as for any Class B director nominees to fill the remaining board seats to be elected by the Class B stockholders.

If the three Harbinger Nominees are elected as Class A directors, who will fill the remaining Class B directors seats on the Company’s board of directors?

If the three Harbinger Nominees are elected by the Class A stockholders, the remaining seats will be filled by the Company’s nominees for the Class B board seats who receive the greatest number of votes from the Class B stockholders. There can be no assurance that, if elected, such other individuals would agree to remain on the Company’s board of directors. If that were to occur, the resulting board of directors would have the option of either filling the remaining seats with individuals selected by the board or to reduce the size of the board to eliminate the vacant seats.Any such reduction in the number of Class B directors could reduce the number of Class A directors up for election at the 2009 Annual Meeting of stockholders.

What is a “quorum” and why is it necessary?

According to the Company’s By-laws, a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at the 2008 Annual Meeting; provided, that when any specified action is required to be voted upon by a class of stock voting as a class, holders of a majority of the shares of such class shall constitute a quorum for the transaction of such specified action. If a quorum is present, action on a matter is approved if the votes cast in favor of the action exceeds the votes cast opposing the action, except when a larger vote or a vote by class is required by the laws of the Commonwealth of Virginia and except that in elections of the Company’s directors those receiving the greatest number of votes shall be deemed elected even though not receiving a majority.

The presence at the 2008 Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Class A Stock issued and outstanding on the Record Date will constitute a quorum, permitting the meeting to conduct the business of the Class A stockholders. The presence at the 2008 Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Class B Stock issued and outstanding on the Record Date will constitute a quorum, permitting the meeting to conduct the business of the Class B stockholders.

What happens if I abstain from voting?

If you give instructions to abstain from voting, your shares will not be voted on any matter. Abstentions and non-votes by brokers, banks and other nominee holders of record will have no effect on the outcome of the vote on Proposal 1 above.

What happens if I fail to instruct my broker?

If you hold your shares in street name through a broker, bank or other custodian, only it can vote your shares, and only upon your specific instruction. Because this is a “contested” meeting, if you fail to instruct your broker on how to vote your shares, your broker will not be able to vote your shares and those shares will have no effect on the outcome of the vote.

How do I vote my shares?

If your shares are held in your name, you can vote by proxy as follows:

•	By telephone: Use the toll-free number listed on the GREEN proxy card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly received.
•	By Internet: The website for Internet voting is listed on the GREEN proxy card. Internet voting allows you to confirm that your instructions have been followed.
•	By mail: Sign, date and return your GREEN proxy card in the enclosed pre-addressed, postage-paid envelope.

The telephone and Internet voting procedures use a control number that appears on your GREEN proxy card to authenticate you as a stockholder of record and to allow you to confirm that your voting instructions have been correctly recorded. If you vote by Internet or telephone, you do not need to return the GREEN proxy card.

Your proxy voting instructions, whether by Internet, telephone or mail, cover all shares of Class A Stock registered in your name.

How do I vote shares I hold through a nominee?

If you hold shares through someone else, such as a stockbroker, bank or nominee, you will receive voting material from that firm. You can complete the firm’s GREEN voting form and return it as requested by the firm. If the firm offers Internet or telephone voting, the voting form will contain instructions on how to access those voting methods.

If you hold your shares in a stock brokerage account or by a bank or other nominee, you will not be able to vote in person at the 2008 Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the 2008 Annual Meeting.

What happens if I return a signed proxy without voting instructions?

If you do return a signed GREEN proxy card without providing voting instructions, your shares of Class A Stock will be voted: (1) “FOR” the election of the Harbinger Nominees, and (2) to grant discretionary authority to the proxy holders to vote on matters as may properly come before the 2008 Annual Meeting for approval by the Class A stockholders.

How do I revoke a proxy?

You may revoke your proxy before it is voted at the meeting by:

•	submitting a revocation letter with a later date than your proxy card;
•	delivering a second signed proxy card dated later than the first signed proxy card;
•	voting at a later time by telephone or the Internet; or
•	attending the 2008 Annual Meeting and voting in person.

If you are a street name stockholder, and you vote by proxy, you may later revoke your proxy instructions by informing the holder of record in accordance with that holder’s procedures.

What do I do if I receive a white proxy card from the Company?

Proxies on the white proxy card are being solicited by the Company’s board of directors. If you submit a proxy to us by signing and returning the enclosed GREEN proxy card, do not sign or return the white proxy card for Class A stockholders or follow any voting instructions provided by the Company’s board of directors unless you intend to change your vote, because only your latest-dated proxy will be counted at the 2008 Annual Meeting.

If you have already sent a white proxy card to the Company for the matters to be voted on by the Class A stockholders, you may revoke it and vote “FOR” Harbinger’ proposals described in this proxy statement by signing, dating and returning the enclosed GREEN proxy card or by voting by telephone or the Internet as described on the GREEN proxy card.

Should I submit a proxy if I plan to attend the 2008 Annual Meeting?

Whether you plan to attend the 2008 Annual Meeting or not, we urge you to sign, date and return a GREEN proxy card or vote by telephone or the Internet as described on the GREEN proxy card. Returning the enclosed GREEN proxy card by mail or by telephone or the Internet will not affect your right to attend the 2008 Annual Meeting and vote in person.

Will any other matters be considered at the 2008 Annual Meeting?

Harbinger does not know of any other matter that will be presented for consideration by the Class A stockholders at the Annual Meeting. If any other matter does properly come before the Annual Meeting for approval by the Class A stockholders, and you provide discretionary authority, your proxy holders will vote in their discretion on such matter.

Who can help answer my questions?

If you would like additional copies of this document, would like to ask any additional questions, or need assistance voting your GREEN proxy card, please contact our proxy solicitor:

INNISFREE M&A INCORPORATED

501 MADISON AVENUE, 20TH FLOOR

NEW YORK, NEW YORK 10022

STOCKHOLDERS CALL TOLL FREE: (888)  750-5834

OR

BANKS AND BROKERS CALL COLLECT: (212)  750-5833

YOUR VOTE IS IMPORTANT, NO MATTER HOW FEW SHARES YOU OWN. HARBINGER URGES YOU TO SIGN, DATE, AND RETURN THE ENCLOSED GREEN PROXY CARD TODAY TO VOTE FOR THE ELECTION OF THE HARBINGER NOMINEES.

BACKGROUND TO THE SOLICITATION

Harbinger has been an investor in the Company since June 15, 2007 and is the beneficial owner of an aggregate of 4,058,454 shares of Class A Stock, representing approximately 18.2% of the issued and outstanding shares of Class A Stock as of February 3, 2008 (based on the information disclosed in the Company’s annual report filed on Form 10-K for the year ended December 30, 2007 with the Securities and Exchange Commission). Harbinger constitutes the Company’s second largest Class A stockholder.

Harbinger initially acquired its shares of Class A Stock because it believed that the shares represented an attractive investment. Harbinger and the other Harbinger Persons initially reported their investment on a Schedule 13G on July 2, 2007. The Harbinger Persons continued to examine the financial and operating performance of the Company and on December 17, 2007, the Harbinger Persons filed a Schedule 13D with respect to their investment in the shares of Class A Stock. In the Schedule 13D, the Harbinger Persons reported that in the course of evaluating their investment in the Company, the Harbinger Persons determined it prudent to file the Schedule 13D to reserve the right to be in contact with members of the Company’s management, the members of the Company’s board, other significant stockholders and others regarding alternatives that the Company could employ to maximize stockholder value, and to nominate candidates for election to the Company’s board. The Harbinger Persons also reserved the right to act in concert with any other stockholder of the Company, or other persons, for a common purpose should they determine to do so, and/or to recommend courses of action to the Company’s management, board and stockholders.

Subsequent to the filing of the Schedule 13D, Harbinger determined that nominating the Harbinger Nominees as Class A directors for election to the Company’s board of directors represented the most appropriate course of action to enhance stockholder value at this time. On January 24, 2008, Harbinger delivered a formal notice of nomination for the 2008 Annual Meeting nominating Eugene I. Davis, F. Jack Liebau, Jr. and J. Daniel Sullivan for election to the Company’s board of directors as Class A directors to replace the existing Class A directors whose terms expire at the 2008 Annual Meeting. The Harbinger Persons believe the time is appropriate to enhance the Company’s corporate governance and re-examine and adjust its strategic direction in order to (i) more directly address the challenges faced by the Company, (ii) sustain and improve its long term profitability, (iii) optimize the Company’s capital allocation and (iv) bring increased focus on maximizing stockholder value to the Company’s decision making.

On January 25, 2008, the Company issued a press release stating that Harbinger’s notice of nomination would be forwarded to the Nominating and Governance Committee of the Company’s board of directors for review. The Company’s press release further advised that the Company expects each of the current directors elected by the Class A stockholders to stand for re-election at the 2008 Annual Meeting, and Marshall N. Morton, the Company’s President and Chief Executive Officer, urged Harbinger to reconsider and abandon their “ill-advised, hostile, and thoroughly unwarranted course of action.”

On January 30, 2008, Philip A. Falcone, portfolio manager of Harbinger, sent the following letter to Mr. Morton, with a copy to the Company’s board of directors, responding to the Company’s January 25, 2008 press release:

January 30, 2008

Mr. Marshall N. Morton

President and Chief Executive Officer

Media General Inc.

333 E. Franklin Street

Richmond, VA 23219

Dear Mr. Morton:

We were disappointed by the tone of the Company’s public press release in response to our notice of January 24 nominating three individuals for election to the board. Our action was neither “hostile” nor “ill-advised.” We made no public press release, and we filed our notice in a manner consistent with the Company’s bylaws and as is our right as a responsible shareholder. We should point out that we have no interest in altering the company’s dual class share structure. Furthermore, you should know that we have a history of providing long-term support to companies that face serious challenges or are out of favor in the investing community, such as is currently the case with Media General. In this case, we seek to add value by nominating candidates who will bring fresh ideas and valuable perspective to the Company’s board.

We were also surprised that you were “puzzled” by our notice and found it “thoroughly unwarranted.” As you know, we currently hold 18.4% of the Company’s Class A shares, making us the Company’s second largest shareholder. We also note that since we first invested in Media General, the Company’s stock has declined 39%. Since its peak, the Company’s stock is down 72% and has been on a declining trend for four years. On the basis of this performance, as we mentioned in our notice, we believe the time is appropriate to enhance the Company’s corporate governance and re-examine and adjust its strategic direction in order to (i) more directly address the challenges faced by the Company, (ii) sustain and improve its long term profitability, (iii) optimize the Company’s capital allocation and (iv) bring increased focus on maximizing stockholder value to the Company’s decision making.

Accordingly, we identified three very highly qualified individuals for nomination who have deep experience in and perspective on both broadcasting and publishing, a strong commitment to good governance, and a track record of advocating for, preserving and creating value for all shareholders. We hope the nominating and governance committee will give our nominees serious and fair consideration.

Media General possesses a terrific collection of assets, and we believe that with the right strategy the Company’s shareholders will ultimately enjoy the benefits of ownership. We would welcome dialogue and/or a meeting with you at the earliest opportunity, and we look forward to working together to build shareholder value at Media General.

Very truly yours,

HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.
By:	/s/ Philip A. Falcone
Name: Philip A. Falcone Title: Portfolio Manager

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.
By:	/s/ Philip A. Falcone
Name: Philip A. Falcone Title: Portfolio Manager

cc: Media General Board of Directors

Each of the Harbinger Nominees is committed to acting in the best interest of the Company’s stockholders and has consented to being named in this proxy statement and, if elected, to serve as a director on the Company’s board of directors. Harbinger expects that each of the Harbinger Nominees, if elected, would, subject to his fiduciary duties to all of the Company’s stockholders, bring greater accountability and discipline to the management of the Company and bring more effective oversight of the Company’s strategy. Each of the Harbinger Nominees has broad, relevant industry and/or financial expertise, and a vote in favor of each of the Harbinger Nominees will enable the stockholders of Media General to send a clear and strong message to the Company’s board of directors that you agree with Harbinger’s belief that change is necessary and with Harbinger’s objective of implementing more effective board oversight and re-examining and re-focusing the Company’s operations and strategic direction in an effort to sustain and maximize stockholder value.

Harbinger believes that it is in the best interests of the Company and its stockholders for the Harbinger Nominees to be elected to the Company’s board of directors. The reasons supporting this belief include the following:

•

Harbinger believes that the Company has lost strategic, operational and geographic focus in recent years and has demonstrated lack of judgment in its capital allocation and growth strategy decisions. For example, Harbinger believes the Company overpaid in its acquisition of four NBC affiliate stations in 2006 by buying the stations at a multiple of 2004-2005 combined average broadcast cash flow that has caused the transaction to be dilutive to Company earnings. The Company simultaneously lost geographic focus in the transaction by acquiring stations located outside its core Southeastern US market. The Company’s 2003 and 2004 investments in NTN Buzztime Inc., a publicly traded interactive entertainment company, have lost approximately 67% of their market value to date. Furthermore, Harbinger believes that the Company’s recently acquired online advergaming and online social shopping portal ventures have diverted management’s attention away from the Company’s core businesses at a time when management’s online strategy should instead serve to directly magnify the value, content and reach of its core television and newspaper properties and produce meaningful incremental cash flows.

•

Fundamentally, Harbinger believes that these problems have stemmed from a lack of board independence and outside media expertise, as well as a misplaced focus on boosting top line revenue and investing in non-core ventures rather than on earnings accretion and return on capital. Based on the Company’s public disclosures, none of the Company’s incumbent Class A directors possess substantial media-related business experience apart from their positions as insiders on the Company’s board. Furthermore, in its public statements and conference calls, the Company very rarely mentions earnings per share as a measure of the Company’s performance and apparently has never addressed return on capital or any similar metric which relates directly to shareholder value, choosing instead to focus on size metrics and increases in the number and complexity of the Company’s business lines.

•

For these reasons, Harbinger has assembled a slate of three highly qualified individuals who, we believe, have strong financial credentials and substantial prior media industry experience – as operators, investors and/or board members – and who bring deep expertise and perspective on both broadcasting and newspapers from outside the Company. Harbinger believes the election of the Harbinger Nominees to the Company’s board of directors is the most effective way to increase the board’s independence and oversight, bring fresh ideas and valuable perspective to board deliberations and increase the Company’s focus on maximizing shareholder value going forward. If elected, Harbinger believes that the Harbinger Nominees would seek to work constructively with the other members of the board to provide guidance and oversight to management and help the Company address more directly and effectively the challenges it faces.

The Harbinger Nominees will, if elected, constitute a minority of the Company’s board of directors at the time of election. Accordingly, the Harbinger Nominees, even if they act together, will not be able to adopt any measures proposed by any particular stockholder, including Harbinger, without the support of at least some incumbent members of the current board of directors. The Harbinger Nominees should be expected to address their concerns about the Company’s business activities with all of the members of the Company’s board of directors. Harbinger may, depending on future events, seek to nominate additional directors to the Company’s board of directors in the future.

PROPOSAL 1: ELECTION OF THE HARBINGER NOMINEES AS CLASS A DIRECTORS TO

THE COMPANY’S BOARD OF DIRECTORS

Harbinger proposes that the Class A stockholders elect Eugene I. Davis, F. Jack Liebau, Jr. and J. Daniel Sullivan as the Class A directors of the Company at the 2008 Annual Meeting. Each of the Harbinger Nominees, if elected, would hold office for a term ending at the annual meeting (or special meeting in lieu thereof) of stockholders for the year 2009 or until a successor has been duly elected and qualified.

Harbinger is soliciting proxies of Class A stockholders pursuant to this proxy statement to elect the Harbinger Nominees as Class A directors and to vote on the other matters set forth herein. Harbinger is not soliciting proxies of Class B stockholders with respect to any of the matters which the Class B stockholders are entitled to vote on at the 2008 Annual Meeting. The Articles of Incorporation provide for Class A stockholders voting separately as a class to elect 30% of the Company’s board of directors (or the nearest whole number if such percentage is not a whole number) and for the holders of the Class B Stock voting separately as a class to elect the balance of the Company’s board of directors. Accordingly, of the nine directors to be elected at the 2008 Annual Meeting, three will be Class A directors to be elected by the Class A stockholders voting separately as a class, and six will be Class B directors to be elected by the Class B stockholders voting separately as a class. According to the Articles of Incorporation, the Class B stockholders have the sole right to vote on all other matters submitted for a vote of stockholders, except as required by law and except with respect to limited matters specifically set forth in the Articles of Incorporation. If the Harbinger Nominees are elected at the 2008 Annual Meeting by the Class A stockholders, the remaining seats will be filled by the Company’s Class B nominees who receive the greatest number of votes from the Class B stockholders.

BACKGROUND OF THE HARBINGER NOMINEES

The following table sets forth the name, age, present principal occupation, business and residential address, and business experience for the past five years and certain other information with respect to the Harbinger Nominees. This information has been furnished to Harbinger by the Harbinger Nominees.

Name, Age and Business and Residential Address	Principal Occupation or Employment During the Last Five Years; Public Company Directorships
Eugene I. Davis (Age 53) Business Address: 5 Canoe Brook Drive Livingston, NJ 07039 Residential Address: 5 Canoe Brook Drive Livingston, NJ 07039

Since 1999, Mr. Davis has been the Chairman and Chief Executive Officer of PIRINATE Consulting Group, LLC, a privately held consulting firm specializing in turn-around management, merger and acquisition consulting, proxy contests and strategic planning advisory services for domestic and international public and private business entities. Previously, he was Chief Operating Officer of Total-Tel USA Communications, Inc., an integrated telecommunications provider, from 1998 until 1999, and he has also served as President, Vice-Chairman and Director of Emerson Radio Corp., and CEO and Vice-Chairman of Sport Supply Group, Inc.

Since forming PIRINATE, Mr. Davis has advised, managed, sold, liquidated and/or acted in an executive capacity for a number of businesses, including companies operating in the metals, transportation and logistics sectors. Mr. Davis served as Chief Restructuring Officer of RBX Industries, Inc. from January to September 2001 and as Chairman and Chief Executive Officer from September 2001 until 2004. Mr. Davis has served as the chairman of the board of directors of Golden Northwest Aluminum, Inc. since May 2005. Golden Northwest Aluminum, Inc. filed for chapter 11 protection on November 10, 2004.

Mr. Davis currently serves as Chairman of the Board of Directors for Atari, Inc., Atlas Air Worldwide Holdings, Inc., Haights Cross Communications, Inc. and Foamex, Inc. Mr. Davis is also a director for Knology Broadband, Inc., American Commercial Lines, Inc., Footstar Inc., Delta Air Lines, Inc. and Viskase Companies Inc. Mr. Davis is a former director of Emerson Radio Corp., Ion Media Networks, Inc., Metals USA, Inc., PRG Shultz International, Inc., Granite Broadcasting Corporation and Sports Supply Group, Inc.

Mr. Davis began his career as an attorney and international negotiator with Exxon Corp. and Standard Oil Company (Indiana) and as a partner in two Texas-based law firms where he specialized in corporate/securities law, international transactions and restructuring advice. Mr. Davis is a graduate of Columbia College and holds a Master of International Affairs from the School of International Affairs of Columbia University and a J.D. from Columbia Law School.

Name, Age and Business and Residential Address	Principal Occupation or Employment During the Last Five Years; Public Company Directorships
F. Jack Liebau, Jr. (Age 44) Business Address: 301 E. Colorado Blvd., Suite 810 Pasadena, CA 91101 Residential Address: 1382 Bedford Rd. San Marino, CA 91108

Mr. Liebau is President (and founder) of Liebau Asset Management Company, a privately held investment manager for individuals, foundations and corporations, established in 2003. Liebau Asset Management Company is an investment advisory firm registered with the United States Securities and Exchange Commission. Previously, Mr. Liebau was an equity analyst following media and entertainment industries for Capital Research Company from 1984 to 1986. He was employed by Primecap Management Company from 1986 to 2003, where he was a partner and portfolio manager and served as one of four co-managers of the Vanguard Primecap Fund. Mr. Liebau also worked for the Los Angeles Times, both as a reporter and as assistant to the publisher. He has written for several publications (including Barron’s, for which he wrote a profile on the Company).

Mr. Liebau does not presently serve as a director of any public company or registered investment company. He is a director of several charitable organizations, including Edwin Gregson Foundation, Kidspace Children’s Museum (Chair of the Finance Committee), California Thoroughbred Backstretch Employees Pension Plan and Andover/Abbot Association of Southern California (past President).

Mr. Liebau graduated from Phillips Academy, Andover, and received his A.B. in economics from Stanford University.

Name, Age and Business and Residential Address	Principal Occupation or Employment During the Last Five Years; Public Company Directorships
J. Daniel Sullivan (Age 56) Business Address: 147 Rue De Grande Brentwood, Tennessee 37027 Residential Address: 147 Rue De Grande Brentwood, Tennessee 37027

For the past 30 years, Mr. Sullivan has worked in the television broadcasting industry holding various positions from account executive, sales manager, general manager, regional manager, founder and president of 3 large television groups. Mr. Sullivan has managed, owned or operated over 60 different television stations in the past 20 years. Since 2004, Mr. Sullivan has been a private investor and consultant specializing in advising various equity funds on media investments and acquisition opportunities. From 1998 to 2004, Mr. Sullivan was the President and Chief Executive Officer of Quorum Broadcasting Company, Inc., a broadcasting company founded by Mr. Sullivan in connection with the acquisition of 16 television stations in 10 markets. From 1996 to 1998, Mr. Sullivan was the President and Chief Executive Officer of Sullivan Broadcasting Company, Inc., an owner/operator of broadcast television stations.

Mr. Sullivan does not presently serve as a director of any public company or registered investment company.

None of the Harbinger Nominees has carried on an occupation or employment, during the past five years, with the Company or any corporation or organization which is or was a parent, subsidiary or other affiliate of the Company, and none of the Harbinger Nominees has ever served on the Company’s board of directors. No family relationships exist between any Harbinger Nominee and any director or executive officer of the Company.

Except as described in Annex A hereto, none of the Harbinger Nominees or any of their respective associates owns beneficially, directly or indirectly, or of record but not beneficially, any securities of the Company, or any parent or subsidiary of the Company and no Harbinger Nominee has purchased or sold any securities of the Company within the last two years.

Harbinger urges you to vote “FOR” the election of Eugene I. Davis, F. Jack Liebau, Jr. and J. Daniel Sullivan to serve as the three Class A directors on the Company’s board of directors on the GREEN proxy card.

OTHER INFORMATION ABOUT THE HARBINGER NOMINEES AND HARBINGER

The Harbinger Nominees stand committed to pursuing and implementing strategies for enhancing stockholder value. However, there can be no assurance that the actions the Harbinger Nominees intend to take will be implemented if they are elected or that the election of the Harbinger Nominees will improve the Company’s business or prospects or otherwise enhance stockholder value. Your vote to elect the Harbinger Nominees does not constitute a vote in favor of any value-enhancing plans of Harbinger for the Company. Neither Harbinger nor, to the knowledge of Harbinger, any other person on behalf of Harbinger has made or undertaken any analysis or reports as to whether stockholder value will be maximized as a result of the solicitation described in this proxy statement or obtained reports from consultants or other outside parties as to whether the proposals presented herein would have an effect on stockholder value. There can be no assurance that stockholder value will be maximized as a result of this solicitation or the election of the Harbinger Nominees.

According to the Media General Proxy Statement, under the Company’s directors’ compensation program, the Company’s outside directors receive an annual retainer of $116,000 for all scheduled board meetings and two scheduled committee meetings. An additional $1,750 is paid for each unscheduled board meeting and each committee meeting attended by an outside director beyond the two included in the retainer. Pursuant to the Company’s Director’s Deferred Compensation Plan, each outside director receives 50% of his or her annual compensation, including any additional meeting fees, in deferred Class A Stock units and may elect to receive the other half of his or her annual compensation either fully in cash, fully in deferred stock units, or split evenly in cash and deferred stock units. Annual deferral elections must be made prior to the calendar year in which the retainer and additional meeting fees will be earned. The retainer and additional meeting fees are paid quarterly by the Company. Outside directors are reimbursed for actual expenses incurred for attending meetings.

The number of Class A Stock units is determined quarterly, based on the average of the closing trading prices for the last ten trading days of the preceding calendar quarter. Participant accounts are credited quarterly with amounts that are equivalent to dividends earned on Class A Stock.

Upon election to the Company’s board of directors, the board member selects the method of account settlement. Upon termination from the Company’s board of directors for any reason, the board member or beneficiary will be paid by one of the following methods: lump sum cash or common stock payment, lump sum cash or common stock payment (deferred for one year), annual cash or common stock payments ranging from two to ten years. If no election is made, the director will receive a single common stock distribution as of the date of retirement.

In 2005, to further align the interests of directors and stockholders, the Company’s board of directors adopted a share ownership guideline of 5,300 shares of Class A Stock, including deferred Class A Stock units. The Company’s board of directors recommended that this ownership guideline be attained within five years of a director’s election to the Company’s board of directors.

The Company has purchased directors’ and officers’ liability insurance policies for the directors of the Company. Within the limits of their coverage, the policies insure (1) the directors and officers of the Company against certain losses resulting from claims against them in their capacities as directors and officers to the extent that such losses are not indemnified by the Company, and (2) the Company to the extent that it indemnifies such directors and officers for such losses as permitted under the laws of the Commonwealth of Virginia. The Company also provides directors with Company-provided indemnification to the fullest extent permitted by law and the Company’s Articles of Incorporation and By-laws. Harbinger expects that the Harbinger Nominees, if elected, will be indemnified for service as directors of the Company to the same extent indemnification is provided to the current directors of the Company under the Company’s Articles of Incorporation and By-laws. Harbinger also believes that upon election, the Harbinger Nominees will be covered by the Company’s directors’ and officers’ liability insurance.

Harbinger and other participants hereto derived the foregoing information from the Company’s public filings and are not responsible for the accuracy or completeness of such public filings.

The Harbinger Nominees will not receive any compensation from Harbinger to serve as nominees for election or as a director, if elected, of the Company. Harbinger has agreed to indemnify the Harbinger Nominees against losses incurred in connection with their service as nominees for election as directors of the Company and in connection with the solicitation of proxies in respect thereof, to the extent that indemnification is not otherwise available, including from the Company. Harbinger has also agreed to reimburse the Harbinger Nominees for out-of-pocket expenses incurred in their capacity as nominees, including, without limitation, reimbursement for reasonable travel expenses. Each Harbinger Nominee has executed a written consent agreeing to be a nominee for election as a Class A director of the Company, to be named as such in this proxy statement and to serve as a director if so elected.

Other than as set forth herein (including in Annex A hereto), none of Harbinger, the Harbinger Nominees, or any of their respective associates, has any arrangements or understandings with any person or persons with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

Other than as described herein (including in Annex A hereto), there are no arrangements or understandings between the Harbinger Nominees and any other party pursuant to which any such nominee was or is to be selected as a director or nominee.

There are no material proceedings in which the Harbinger Nominees or any of their associates is a party adverse to the Company or any of its subsidiaries, or material proceedings in which such nominee or any such associate has a material interest adverse to the Company or any of its subsidiaries.

Neither the Harbinger Nominees nor any of their associates has received any cash compensation, cash bonuses, deferred compensation, compensation pursuant to plans, or other compensation, from, or in respect of, services rendered on behalf of the Company.

During the last five years, and except as otherwise described herein or as would not be material to an evaluation of the ability or integrity of any such nominee to become a director of the Company:

(1)

no petition under the Federal bankruptcy laws or any State insolvency law has been filed by or against, and no receiver, fiscal agent or similar officer has been appointed by a court for the business or property of, any Harbinger Nominee, or any partnership in which any Harbinger Nominee was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing, except on February 8, 2005, High Voltage Engineering Corporation filed for Chapter 11 bankruptcy protection in the United States Bankruptcy Court in Boston (Case No. 05-10787) and Mr. Davis was the Chairman of the Board of Directors of High Voltage Engineering Corporation at the time of such filing and Mr. Davis remained on the High Voltage Engineering Corporation Board until the appointment of the Chapter 11 trustee on or about February 17, 2005.

(2)	no Harbinger Nominee has been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);
(3)

no Harbinger Nominee has been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining such person from, or otherwise limiting, the following activities:

(i)

acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii)	engaging in any type of business practice; or

(iii)	engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4)

no Harbinger Nominee has been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(i) above, or to be associated with persons engaged in any such activity;

(5)

no Harbinger Nominee has been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any Federal or State securities law, where the judgment in such civil action or finding by the Securities and Exchange Commission has not been subsequently reversed, suspended or vacated; and

(6)

no Harbinger Nominee has been found by a court of competent jurisdiction in a civil action or by the Commodities Futures Trading Commission to have violated any Federal commodities law, where the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

None of the Harbinger Nominees is a current or former officer of the Company and none of the Harbinger Nominees was an employee of the Company during fiscal year 2007. During fiscal year 2007, no executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity of which any Harbinger Nominee was an executive officer.

The corporate governance guidelines of the Company, which are available on the Company’s website at www.mediageneral.com, provide that determinations of independence are the responsibility of the Company’s board of directors. However, based on the standards of independence set forth in such guidelines, Harbinger has no knowledge of any facts that would prevent the Company’s board of directors from determining that each of the Harbinger Nominees is independent.

Harbinger does not expect that any of the Harbinger Nominees will be unable to stand for election, but, in the event that such persons are unable to serve or for good cause will not serve, the shares represented by the enclosed GREEN proxy card will be voted for substitute nominees. In addition, Harbinger reserves the right to nominate substitute persons if the Company makes or announces any changes to its By-laws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any of the Harbinger Nominees. In any such case, shares of Class A Stock represented by the enclosed GREEN proxy card will be voted for such substitute nominees. Harbinger reserves the right to nominate additional persons if the Company increases the size of the Company’s board of directors above its existing size. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Harbinger that any attempt to increase the size of the Company’s board of directors or disqualify any of the Harbinger Nominees through By-law amendments or otherwise constitutes unlawful manipulation of the Company’s corporate machinery.

Harbinger urges you to vote “FOR” the election of each of the Harbinger Nominees.

OTHER MATTERS

Except for the matters discussed above, the participants in the solicitation of proxies described in this proxy statement know of no other matters to be presented for approval by Class A stockholders at the 2008 Annual Meeting. If any other matters should properly come before the 2008 Annual Meeting for approval by Class A stockholders and you grant discretionary authority, it is intended that the persons named on the enclosed GREEN proxy card will vote those proxies on such other matters in accordance with such persons’ sole discretion.

SOLICITATION OF PROXIES

In connection with the solicitation of proxies of Class A stockholders by Harbinger and certain of its affiliates and associates for use at the 2008 Annual Meeting, proxies may be solicited by mail, facsimile, telephone, telegraph, electronic mail, in person and by advertisements. The Harbinger Nominees may make solicitations of proxies but will not receive compensation for acting as nominees. Solicitations may be made by certain directors, officers, members and employees of Harbinger, none of whom will receive additional compensation for such solicitation.

None of the Harbinger Nominees has individually retained any person to provide proxy solicitation or advisory services in connection with the solicitation. Harbinger has retained Innisfree M&A Incorporated for solicitation and advisory services in connection with the solicitation, for which Innisfree is to receive a fee of up to $125,000. In addition, Innisfree will be reimbursed for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses. Innisfree will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Harbinger will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of the Class A Stock they hold of record. Harbinger will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Innisfree will employ approximately 25 persons to solicit the Company’s stockholders for the 2008 Annual Meeting.

The entire expense of soliciting proxies is being borne by Harbinger. Harbinger intends to seek reimbursement of the costs of this solicitation from the Company and does not expect to submit such reimbursement to a vote of Company’s stockholders. The costs of this solicitation of proxies, and other costs specifically related to this solicitation, are currently estimated to be approximately $600,000. Harbinger estimates that through the date hereof, its total expenditures to date for, in furtherance of, or in connection with, this solicitation are approximately $[                 ].

ADDITIONAL INFORMATION

The information concerning the Company contained in this proxy statement and the Annexes attached hereto has been taken from, or is based upon, publicly available information. Although the participants in the solicitation of proxies described in this proxy statement do not have any information that would indicate that any information contained in this proxy statement concerning the Company is inaccurate or incomplete, the participants do not take any responsibility for the accuracy or completeness of such information.

Please refer to the Media General Proxy Statement and annual report for certain information and disclosure required by applicable law. This information and disclosure includes, among other things, securities of the Company held by the Company’s directors, nominees, management and 5% stockholders, certain biographical information on the Company’s directors and executive officers, information concerning all matters requiring the approval of Class B stockholders, including the election of Class B directors, information concerning executive compensation, information concerning the Company’s procedures for nominating directors, information concerning the committees of the Company’s board of directors and other information concerning the Company’s board of directors, and procedures for submitting proposals for inclusion in the Company’s proxy statement at the next annual meeting. Information concerning the date by which proposals of security holders intended to be presented at the next annual meeting of stockholders must be received by the Company for inclusion in the Company’s proxy statement and form of proxy for that meeting is also contained in Media General’s Proxy Statement. This information is contained in Media General’s public filings and Media General stockholders should refer to the Media General Proxy Statement and its other public filings in order to review this disclosure. The participants in the solicitation of proxies described in this proxy statement take no responsibility for the accuracy or completeness of such information.

YOUR VOTE IS IMPORTANT, NO MATTER HOW FEW SHARES YOU OWN. HARBINGER URGES YOU TO SIGN, DATE, AND RETURN THE ENCLOSED GREEN PROXY CARD TODAY TO VOTE FOR THE ELECTION OF THE HARBINGER NOMINEES.

[               ], 2008

HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.

HARBINGER CAPITAL PARTNERS OFFSHORE MANAGER, L.L.C.

HMC INVESTORS, L.L.C.

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS GP, LLC

HMC – NEW YORK, INC.

HARBERT MANAGEMENT CORPORATION

PHILIP FALCONE

RAYMOND J. HARBERT

MICHAEL D. LUCE

EUGENE I. DAVIS

F. JACK LIEBAU, JR.

J. DANIEL SULLIVAN

ANNEX A

INFORMATION CONCERNING THE PARTICIPANTS

The Harbinger Persons and the Harbinger Nominees comprise the “participants” in the solicitation of proxies from the Class A stockholders to vote in favor of the election of the Harbinger Nominees to serve as Class A directors on the Company’s board of directors and the approval of the proposal described in this proxy statement. The Master Fund, an exempted company organized under the laws of the Cayman Islands, is an investment fund with its principal business and record address at c/o International Fund Services (Ireland) Limited, Third Floor, Bishop’s Square, Redmond’s Hill, Dublin 2, Ireland. The Special Fund, a Delaware limited partnership, is an investment fund with its principal business address at 555 Madison Avenue, 16th Floor, New York, New York 10022. The address of the Special Fund in the records of the Company is One Riverchase Parkway South, Birmingham, Alabama 35244.

Each of Harbinger Management, HMC Investors and HCPSS is a Delaware limited liability company. HMC is an Alabama corporation. HMCNY is a New York corporation. Each of Philip Falcone, Raymond J. Harbert, Michael D. Luce, Eugene I. Davis, F. Jack Liebau, Jr. and J. Daniel Sullivan is a United States citizen. The principal business address for each of the Special Fund, HCPSS, HMCNY and Philip Falcone is 555 Madison Avenue, 16th Floor, New York, New York 10022. The principal business address for each of Harbinger Management, HMC Investors, HMC, Raymond J. Harbert and Michael D. Luce is One Riverchase Parkway South, Birmingham, Alabama 35244. The principal business address of each of the Harbinger Nominees is as follows: Eugene I. Davis, 5 Canoe Brook Drive, Livingston, New Jersey 07039; F. Jack Liebau, Jr., 301 E. Colorado Blvd., Suite 810, Pasadena, CA 91101; and J. Daniel Sullivan, 147 Rue De Grande, Brentwood, Tennessee 37027.

Except as described herein, none of the Harbinger Persons or the Harbinger Nominees beneficially own any securities of the Company or have any personal ownership interest, direct or indirect, in any securities of the Company. Set forth in this Annex A are transactions in the Company’s securities effected by the participants hereto within the past two years. Harbinger used its own assets to purchase the shares of Class A Stock owned by it. The shares of Class A Stock owned by Harbinger were originally purchased through and held in brokerage custodian accounts which, from time to time in the ordinary course, may utilize margin borrowing in connection with purchasing, borrowing or holding of securities, and such shares of Class A Stock may thereby have been, or in the future may become, subject to the terms and conditions of such margin debt and terms, together with all other securities held therein. Mr. Liebau used his own assets to purchase the 1,000 shares of Class A Stock owned jointly by Mr. Liebau and his spouse and such shares are held in a cash brokerage account (no margin). As of the date hereof, no part of the purchase price or market value of any of the shares of Class A Stock held by Harbinger or jointly by Mr. Liebau with his spouse Carol Liebau is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such shares of Class A Stock.

The Harbinger Nominees may be deemed to have an interest in their nominations for election as Class A directors to the Company’s board of directors by virtue of compensation the Harbinger Nominees will receive from the Company as directors, if elected to the board of directors.

During the past ten years, none of the Harbinger Persons or the Harbinger Nominees has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

Except as described herein or in the proxy statement, none of the Harbinger Persons or the Harbinger Nominees is, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profit, or the giving or withholding of proxies.

Except as described herein or in the proxy statement, none of the Harbinger Persons or the Harbinger Nominees is the record or beneficial owner of any securities of the Company, or any parent or subsidiary of the Company.

Annex A-1

None of the Harbinger Persons, any Harbinger Nominee or any of their respective associates or immediate family members have had or will have a direct or indirect material interest in any transaction since the beginning of the Company’s last fiscal year or any currently proposed transactions to which the Company or any of its subsidiaries was or is to be a participant in which the amount involved exceeds $120,000.

TRANSACTIONS IN THE SECURITIES OF THE COMPANY

On December 31, 2007, the Special Fund caused 1,000 of the shares of the Class A Stock beneficially owned by the Special Fund to be registered in the name of the Special Fund and the Master Fund caused 1,000 of the shares of the Class A Stock beneficially owned by the Master Fund to be registered in the name of the Master Fund. The remainder of the shares of the Class A Stock owned by Harbinger are held in street name. Other than as set forth herein or in the Proxy Statement, none of Harbinger, any other Harbinger Person or any Harbinger Nominee is the record or beneficial owner of any securities of the Company, or any parent or subsidiary of the Company.

The Master Fund and the Special Fund entered into total return swap agreements with Deutsche Bank AG (“Deutsche”) on July 5, July 6, July 9, July 10, July 11, July 12, July 13, July 16, July 17, July 18, July 19, July 20, July 23, and August 1, 2007, with respect to an aggregate of 1,255,647 shares and 627,807 shares of Class A Stock, respectively. Pursuant to these agreements Deutsche agreed to pay (x) the Master Fund an amount equal to any increase, and the Master Fund agreed to pay Deutsche an amount equal to any decrease, in the official market price of an aggregate of 1,255,647 shares above or below an initial reference prices of between US$28.0230 and US$34.4912 per share on June 30, 2008 and (y) the Special Fund an amount equal to any increase, and the Special Fund agreed to pay Deutsche an amount equal to any decrease, in the official market price of an aggregate of 627,807 shares above or below an initial reference prices of between US$28.0230 and US$34.4912 per share on June 30, 2008. Each equity swap agreement contemplated monthly interim payments of appreciation or depreciation of the shares, as the case may be, and a finance fee between the parties during the term it is outstanding. Deutsche agreed to pay to the Master Fund and Special Fund an amount equal to any dividends paid on the shares during the term of the equity swap agreement. All balances were subject to cash settlement, and neither party acquired any voting or similar rights, or dispositive power over the shares. Subject to certain conditions, the equity swap agreements could be terminated by either party in whole or in part upon three scheduled trading days’ prior notice.

On January 16, 2008 the Master Fund and the Special Fund terminated the total return swap agreements originally entered into with Deutsche Bank AG on July 5, July 6, July 9, July 10, July 11, July 12, July 13, July 16, July 17, July 18, July 19, July 20, July 23, and August 1, 2007, with respect to an aggregate of 1,255,647 shares and 627,807 shares of Class A Stock, respectively.

The Master Fund and the Special Fund entered into total return swap agreements with Monecor (London) Limited (t/a TradIndex) (“TradIndex”) effective on July 24, July 25, July 27, July 30, and July 31, 2007, with respect to 441,444 notional shares and 220,719 notional shares of Class A Stock, respectively. Pursuant to these agreements TradIndex agreed to pay: (x) the Master Fund an amount equal to any increase, and the Master Fund agreed to pay TradIndex an amount equal to any decrease, in the official market price of 441,444 notional shares above or below initial reference prices of between US$28.5222 and US$29.63960, per share upon close of any transaction and (y) the Special Fund an amount equal to any increase, and the Special Fund agreed to pay TradIndex an amount equal to any decrease, in the official market price of 220,719 notional shares above or below initial reference prices of between US$28.5222 and US$29.63960 per share upon close of any transaction. The equity swap transactions do not contemplate interim payments of appreciation or depreciation of the shares of Class A Stock, and the Master Fund and the Special Fund are not entitled to any dividends on the shares or equivalent thereof. All balances will be cash settled, and neither party to the agreement shall acquire any ownership interest, voting or similar rights, or dispositive power over any share of Class A Stock under the equity swap transactions. Each equity swap transaction may be closed out by the Master Fund or the Special Fund at any time.

Other than as set forth herein, none of the Harbinger Persons or any Harbinger Nominee has effected any transactions in any securities of the Company in the last two years.

Annex A-2

Transactions by Master Fund

Date of Transaction	Number of Shares of Class A Stock Purchased	Price Per Share
6/15/2007	165,000	$33.4885
6/18/2007	232,000	$34.3041
6/19/2007	216,160	$34.1997
6/20/2007	130,716	$34.2483
6/22/2007	191,364	$32.9889
6/25/2007	29,103	$32.6343
6/26/2007	120,665	$32.6492
6/27/2007	106,994	$32.8975
6/28/2007	68,667	$33.1952
6/29/2007	84,144	$33.2636
7/2/2007	70,000	$33.5148
7/3/2007	35,187	$33.9151
1/16/2008	1,255,647	$17.9800

Transactions by Special Fund

Date of Transaction	Number of Shares of Class A Stock Purchased	Price Per Share
6/15/2007	82,500	$33.4885
6/18/2007	115,843	$34.3041
6/19/2007	107,781	$34.1997
6/22/2007	95,665	$32.9889
6/25/2007	80,397	$32.6343
6/26/2007	60,335	$32.6492
6/27/2007	53,497	$32.8975
6/28/2007	34,333	$33.1952
6/29/2007	42,056	$33.2636
7/2/2007	35,000	$33.5148
7/3/2007	17,593	$33.9151
1/16/2008	627,807	$17.9800

Annex A-3

Transactions by Harbinger Nominees

F. Jack Liebau Jr. (beneficially owned jointly with Mr. Liebau’s spouse, Carol Liebau):

Date of Transaction	Number of Shares of Class A Stock Purchased	Price Per Share
11/5/2007	200	$26.98
11/5/2007	100	$26.92
11/5/2007	100	$26.93
11/5/2007	100	$26.92
11/5/2007	100	$26.97
11/5/2007	200	$26.96
11/5/2007	100	$26.96
11/5/2007	100	$26.93

Annex A-4

IMPORTANT

Tell your board of directors what you think! Your vote is important. No matter how many shares of the Class A Stock you own, please give Harbinger your proxy with respect to the Class A Stock at the 2008 Annual Meeting to vote: (1) “FOR” the election of the Harbinger Nominees, and (2) to grant to the proxy holders discretion on all other matters as may properly come before the 2008 Annual Meeting which Class A stockholders are entitled to vote on.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares. Accordingly, please vote your shares according to the voting instructions provided by your nominee or contact the person responsible for your account and instruct that person to execute the GREEN proxy card representing your shares. Harbinger urges you to confirm in writing your instructions to Harbinger in care of the address provided below so that Harbinger will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you would like additional copies of this document, would like to ask any additional questions, or need assistance voting your GREEN proxy card, please contact our proxy solicitor:

INNISFREE M&A INCORPORATED

501 MADISON AVENUE, 20TH FLOOR

NEW YORK, NEW YORK 10022

CALL TOLL FREE: (888)  750-5834

OR

BANKS AND BROKERS CALL COLLECT: (212)  750-5833

PROXY SOLICITED BY

HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.,

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.,

HARBINGER CAPITAL PARTNERS OFFSHORE MANAGER, L.L.C.,

HMC INVESTORS, L.L.C.,

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS GP, LLC,

HMC – NEW YORK, INC.,

HARBERT MANAGEMENT CORPORATION,

PHILIP FALCONE,

RAYMOND J. HARBERT,

MICHAEL D. LUCE,

EUGENE I. DAVIS,

F. JACK LIEBAU, JR.,

AND

J. DANIEL SULLIVAN

YOUR VOTE IS VERY IMPORTANT

Please take a moment now to vote your shares of Media General, Inc. Class A Stock for the upcoming 2008 Annual Meeting of stockholders

YOU CAN VOTE TODAY IN ONE OF THREE WAYS

1.

Vote by Telephone—Call toll-free from the U.S. or Canada at 1-866-353-7846 on a touch-tone telephone. If outside the U.S. or Canada, call 1-215-521-1348. Please follow the simple instructions provided. You will be required to provide the unique control number printed below.

2.

Vote by Internet—Please access https://www.proxyvotenow.com/meg, and follow the simple instructions provided. Please note you must type an “s” after http. You will be required to provide the unique control number printed below.

CONTROL NUMBER:

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had executed a proxy card.

3.

Vote by Mail—If you do not have access to a touch-tone telephone or to the Internet or wish to vote by mail, please sign, date and return the proxy card in the envelope provided, or mail to: Harbinger Capital Partners Master Fund I, Ltd. and Harbinger Capital Partners Special Situations Fund, L.P. (collectively, the “Harbinger”), c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND RETURN
IN THE ENVELOPE PROVIDED

GREEN PROXY

PLEASE MARK

VOTES AS IN THIS EXAMPLE

HARBINGER RECOMMENDS A VOTE FOR THE ELECTION OF ITS NOMINEES AND TO GRANT DISCRETIONARY AUTHORITY TO THE PROXY HOLDERS TO VOTE ON ALL MATTERS AS MAY PROPERLY COME BEFORE THE 2008 ANNUAL MEETING FOR APPROVAL BY THE CLASS A STOCKHOLDERS.

Proposal 1: To elect the Harbinger nominees, 01-Eugene I. Davis, 02-F. Jack Liebau, Jr. and 03-Daniel Sullivan as Class A directors. If elected, such nominees will constitute three out of nine members of the Media General, Inc. board of directors.

☐ FOR ALL

☐ WITHHOLD FROM ALL

☐ FOR ALL EXCEPT

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark the “FOR ALL EXCEPT” box and write the name(s) of the nominee(s) you do not support on the line below. Your shares will be voted for the remaining nominee(s).

______________________________________________________________________________________

Other Matters: To vote in their discretion on all other matters as may properly come before the annual meeting to which the Class A stockholders are entitled to vote on, including any motion to adjourn or postpone the meeting or other matters incidental to the conduct of the meeting.

Date: ___________________________, 2008

Signature

Signature (if held jointly)

Title(s), if any

Please sign exactly as your name(s) appear hereon. If shares are issued in the name of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation or other company should be signed in its name by its authorized officers. Executors, administrators, trustees, partners and authorized officers of corporations should indicate their positions when signing.

Your signature on this proxy is acknowledgment of the receipt of our proxy statement dated [__], 2008. Your signature revokes all proxies previously given by you to vote at the 2008 Annual Meeting.

PLEASE SEE REVERSE SIDE FOR

THREE EASY WAYS TO VOTE!

             TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED

GREEN PROXY CARD

MEDIA GENERAL, INC.

2008 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF

HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.,

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.,

HARBINGER CAPITAL PARTNERS OFFSHORE MANAGER, L.L.C.,

HMC INVESTORS, L.L.C.,

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS GP, LLC,

HMC – NEW YORK, INC.,

HARBERT MANAGEMENT CORPORATION,

PHILIP FALCONE,

RAYMOND J. HARBERT,

MICHAEL D. LUCE,

EUGENE I. DAVIS,

F. JACK LIEBAU, JR.,

AND

J. DANIEL SULLIVAN

The undersigned appoints and constitutes Joseph Cleverdon and John McCullough, and each of them, as proxies, with full power of substitution, to represent the undersigned at the 2008 Annual Meeting of stockholders of Media General, Inc., a Virginia corporation, to be held at the Richmond Newspapers Production Facility, 8460 Times-Dispatch Boulevard (a right turn off U.S. 301, just north of its intersection with I-295), Mechanicsville, Virginia, on Thursday, April 24, 2008, at 11:00 a.m. Eastern Time, and at any adjournment, postponement or any special meeting that may be called in lieu thereof, hereby revoking any proxies previously given, to vote all Class A Stock that the undersigned is entitled to vote as directed below, and in their discretion upon such other matters as may come before the meeting for approval by the Class A stockholders. IF YOU RETURN A VALIDLY EXECUTED PROXY CARD, AND DO NOT PROVIDE DIRECTION ON A PROPOSAL, YOUR SHARES WILL BE VOTED “FOR” ANY SUCH PROPOSAL

YOUR VOTE IS VERY IMPORTANT – PLEASE VOTE YOUR PROXY TODAY

(Continued and to be signed and dated on the reverse side)